Private Placement	2 Months Ended
Dec. 31, 2020
Private Placement [Abstract]
Private Placement
NOTE 4. PRIVATE PLACEMENT
The Sponsor and Goldman Sachs Asset Management, L.P. (the “GSAM Client Accounts”) agreed to purchase an aggregate of 5,666,667 Private Placement Warrants (or 6,266,667 Private Placement Warrants if the
underwriters’ over-allotment option is exercised in full), at a price of $1.50 per Private Placement Warrant (approximately $8.5 million in the aggregate, or approximately $9.4 million if the underwriters’ over-allotment option is exercised in full) in the Private Placement that will occur simultaneously with the closing of the Proposed Public Offering.
Each whole Private Placement Warrant is exercisable for one whole share of Class A common stock at a price of $11.50 per share. A portion of the proceeds from the sale of the Private Placement Warrants to the Sponsor will be added to the proceeds from the Proposed Public Offering to be held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the Private Placement Warrants will expire worthless. The Private Placement Warrants will be non-redeemable for cash and exercisable on a cashless basis so long as they are held by the Sponsor, the GSAM Client Accounts or their permitted transferees.